UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2006

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.           Regulation FD Disclosure.

Beginning at 12:30 p.m. (EST) on February 7, 2006, State Street Corporation is presenting webcast analyst and investor presentations by its Chairman and Chief Executive Officer, its Chief Financial Officer, and two of its Executive Vice Presidents.  Supporting exhibits outlining the presentations are furnished herewith as Exhibit 99.1, and are incorporated herein by reference.  The presentations are accessible, when made, on State Street’s investor relations home page, at www.investorrelations.statestreet.com and via telephone at 1 719/457-2727 (confirmation code 8294690).  Recorded replays of the presentations will be available on State Street’s investor relations home page, and by telephone at 1 719/457-0820 (confirmation code 8294690), beginning at 5:00 p.m. on February 7, 2006.

Item 9.01.           Financial Statements and Exhibits.

(c)   Exhibits.   Supporting exhibits outlining the presentations made on February 7, 2006, are furnished herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Pamela D. Gormley
	Name:	Pamela D. Gormley
	Title:	Executive Vice President and Corporate Controller

Date: February 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of supporting exhibits outlining the presentations made on February 7, 2006.